UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
  Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2018

OCLARO, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-30684 (Commission file number)	20-1303994 (I.R.S. Employer Identification Number)

225 Charcot Avenue, San Jose, California 95131 (Address of principal executive offices, zip code)

(408) 383-1400 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.             Other Events.

On April 4, 2018, the U.S. Federal Trade Commission granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, with respect to the proposed acquisition of Oclaro, Inc. (“Oclaro”) by Lumentum Holdings Inc. pursuant to that certain Agreement and Plan of Merger, dated March 11, 2018 (the “Merger Agreement”).  The transactions contemplated by the Merger Agreement remain subject to approval by Oclaro’s stockholders, antitrust regulatory approval in China and other customary closing conditions.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements generally relate to future events or our future financial or operating performance.  In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern Oclaro’s expectations, strategy, plans or intentions.  Oclaro’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including but not limited to: the risk that the transaction does not close, due to the failure of one or more conditions to closing or the failure of the businesses (including personnel) to be integrated successfully after closing; the risk that synergies and non-GAAP earnings accretion will not be realized or realized to the extent anticipated; uncertainty as to the market value of the Lumentum merger consideration to be paid in the merger; the risk that required governmental or Oclaro stockholder approvals of the merger (including U.S. or China antitrust approvals) will not be obtained or that such approvals will be delayed beyond current expectations; the risk that following this transaction, Lumentum’s financing or operating strategies will not be successful; litigation in respect of either company or the merger; and disruption from the merger making it more difficult to maintain customer, supplier, key personnel and other strategic relationships.

The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K for the year ended July 1, 2017, which was filed with the SEC on August 18, 2017, our Quarterly Report on Form 10-Q for the quarter ended December 30, 2017, which was filed with the SEC on February 8, 2018 and those discussed under the caption “Risk Factors” in the S-4 to be filed by Lumentum with the SEC at a future date in connection with this transaction and in the documents which are incorporated by reference therein.  The forward-looking statements in this communication are based on information available to Oclaro as of the date hereof, and Oclaro disclaims any obligation to update any forward-looking statements, except as required by law.

Additional Information and Where to Find It

This communication is being made in respect of a proposed business combination involving Lumentum Holdings Inc. and Oclaro, Inc. In connection with the proposed transaction, Lumentum will file with the SEC a Registration Statement on Form S-4 that includes the preliminary proxy statement of Oclaro and that will also constitute a prospectus of Lumentum. The information in the preliminary proxy statement/prospectus is not complete and may be changed. Lumentum may not sell the common stock

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referenced in the proxy statement/prospectus until the Registration Statement on Form S-4 filed with the SEC becomes effective. The preliminary proxy statement/prospectus and this communication are not offers to sell Lumentum securities, are not soliciting an offer to buy Lumentum securities in any state where the offer and sale is not permitted and are not a solicitation of any vote or approval.  The definitive proxy statement/prospectus will be mailed to stockholders of Oclaro.

LUMENTUM AND OCLARO URGE INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Lumentum (when they become available) may be obtained free of charge on Lumentum’s website at www.lumentum.com or by directing a written request to Lumentum Holdings Inc., Investor Relations, 400 North McCarthy Boulevard, Milpitas, CA 95035. Copies of documents filed with the SEC by Oclaro (when they become available) may be obtained free of charge on Oclaro’s website at www.oclaro.com or by directing a written request to Oclaro, Inc. Investor Relations, 225 Charcot Avenue, San Jose, CA 95131.

Participants in the Merger Solicitation

Each of Lumentum Holdings Inc., Oclaro, Inc. and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of Oclaro stockholders in connection with the proposed transaction is set forth in the proxy statement/prospectus described above filed with the SEC. Additional information regarding Lumentum’s executive officers and directors is included in Lumentum’s definitive proxy statement, which was filed with the SEC on September 19, 2017. Additional information regarding Oclaro’s executive officers and directors is included in Oclaro’s definitive proxy statement, which was filed with the SEC on September 27, 2017. You can obtain free copies of these documents using the information in the paragraph immediately above.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCLARO, INC.

Date: April 5, 2018	By:	/s/ David L. Teichmann
David L. Teichmann
Executive Vice President, General Counsel and Corporate Secretary

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